© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. First Quarter 2021 Financial Summary April 28, 2021

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2021 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions (and our outlook for our business in light of these conditions, which is uncertain); changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in MSRs; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act; and the timing and ultimate completion of the sale of our commercial real estate business. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 1 Important Notices

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings excluding the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. Divestiture of Commercial Real Estate Business On March 25, 2021, the Company announced the sale of substantially all of the assets that comprise its commercial real estate business to Slate Asset Management for $2.33 billion, which is expected to be completed by the third quarter of 2021. The Company also intends to sell nearly all of the remaining assets that are not included in the sale to Slate. As of March 31, 2021, the Company met the conditions for held-for sale accounting which requires that assets be carried at the lower of amortized cost or fair value less costs to sell. Assets and liabilities associated with the commercial real estate business are reported separately in the Company’s Consolidated Statement of Financial Condition as Assets and Liabilities of Disposal Group Held for Sale, respectively. The Company’s Consolidated Statement of Comprehensive Income (Loss) reflects a reversal of previously recognized loan loss provisions as well as business divestiture-related gains (losses), which include valuation allowances on commercial real estate assets, impairment of goodwill and estimated transaction costs. Revenues and expenses associated with the commercial real estate business will be reflected in the Company’s results of operations and key financial metrics through closing. 2 Important Notices (continued)

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		3/31/2021	12/31/2020
Income Statement	GAAP net income (loss) per average common share [1]	$1.23	$0.60
	Core earnings (excluding PAA) per average common share *[1]	$0.29	$0.30
	Annualized GAAP return (loss) on average equity	49.87%	24.91%
	Annualized core return on average equity (excluding PAA)*	12.53%	13.03%
Balance Sheet	Book value per common share	$8.95	$8.92
	Leverage at period-end [2]	4.6x	5.1x
	Economic leverage at period-end [3]	6.1x	6.2x
	Capital ratio at period-end [4]	13.7%	13.6%
Portfolio	Securities	$71,849,437	$75,652,396
	Loans, net	2,603,343	3,083,821
	Mortgage servicing rights	113,080	100,895
	Assets transferred or pledged to securitization vehicles	3,768,922	6,910,020
	Real estate, net	—	656,314
	Assets of disposal group held for sale **	4,400,723	—
	Total residential and commercial investments	$82,735,505	$86,403,446
GAAP Key Statistics	Net interest margin [5]	3.39%	2.14%
	Average yield on interest earning assets [6]	3.76%	2.61%
	Average GAAP cost of interest bearing liabilities [7]	0.42%	0.51%
	Net interest spread	3.34%	2.10%
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *[5]	1.91%	1.98%
	Average yield on interest earning assets (excluding PAA) *[6]	2.71%	2.80%
	Average economic cost of interest bearing liabilities *[7]	0.87%	0.87%
	Net interest spread (excluding PAA) *	1.84%	1.93%
Efficiency	Operating expenses to core earnings (excluding PAA) *[8]	11.15%	9.78%
	Annualized operating expenses as a % of average total assets [8]	0.23%	0.20%
	Annualized operating expenses as a % of average total equity [8]	1.40%	1.27%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

3

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Portfolio-Related Data	Agency mortgage-backed securities	$69,637,229	$74,067,059	$74,915,167	$76,761,800	$78,456,846
	Residential credit risk transfer securities	930,983	532,403	411,538	362,901	222,871
	Non-agency mortgage-backed securities	1,277,104	972,192	717,602	619,840	585,954
	Commercial mortgage-backed securities	4,121	80,742	54,678	61,202	91,925
	Total securities	$71,849,437	$75,652,396	$76,098,985	$77,805,743	$79,357,596
	Residential mortgage loans	$528,868	$345,810	$152,959	$1,168,521	$1,268,083
	Commercial real estate debt and preferred equity	—	498,081	573,504	618,886	649,843
	Corporate debt	2,074,475	2,239,930	2,061,878	2,185,264	2,150,263
	Total loans, net	$2,603,343	$3,083,821	$2,788,341	$3,972,671	$4,068,189
	Mortgage servicing rights	$113,080	$100,895	$207,985	$227,400	$280,558
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$598,118	$620,347	$623,650	$1,832,708	$1,803,608
	Residential mortgage loans transferred or pledged to securitization vehicles	3,170,804	3,249,251	3,588,679	2,832,502	3,027,188
	Commercial real estate debt investments transferred or pledged to securitization vehicles	—	2,166,073	2,174,118	2,150,623	1,927,575
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	—	874,349	882,955	874,618	913,291
	Assets transferred or pledged to securitization vehicles	$3,768,922	$6,910,020	$7,269,402	$7,690,451	$7,671,662
	Real estate, net	$—	$656,314	$790,597	$746,067	$751,738
	Assets of disposal group held for sale **	$4,400,723	$—	$—	$—	$—
	Total residential and commercial investments	$82,735,505	$86,403,446	$87,155,310	$90,442,332	$92,129,743
	Total assets	$85,369,589	$88,455,103	$89,192,411	$93,458,653	$96,917,274
	Average TBA contract and CMBX balances	$21,865,969	$20,744,672	$20,429,935	$18,628,343	$9,965,142
Residential Securities Summary Portfolio Statistics	% Fixed-rate	97%	98%	98%	98%	99%
	% Adjustable-rate	3%	2%	2%	2%	1%
	Weighted average experienced CPR for the period	23.9%	24.7%	22.9%	19.5%	13.6%
	Weighted average projected long-term CPR at period-end	11.8%	16.4%	17.1%	18.0%	17.7%
	Net premium and discount balance in Residential Securities	$4,027,581	$3,883,229	$3,702,466	$3,679,639	$3,815,149
	Net premium and discount balance as % of stockholders' equity	28.65%	27.72%	26.11%	26.68%	30.03%

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

4

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Financing Data	Repurchase agreements	$61,202,477	$64,825,239	$64,633,447	$67,163,598	$72,580,183
	Other secured financing	922,605	917,876	861,373	1,538,996	1,805,428
	Debt issued by securitization vehicles	3,044,725	5,652,982	6,027,576	6,458,130	6,364,949
	Participations issued	180,527	39,198	—	—	—
	Mortgages payable	—	426,256	507,934	508,565	484,762
	Total debt	$65,350,334	$71,861,551	$72,030,330	$75,669,289	$81,235,322
	Liabilities of disposal group held for sale **	$3,319,414	$—	$—	$—	$—
	Total liabilities	$71,301,994	$74,433,307	$74,997,739	$79,661,050	$84,209,744
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,982,026	$1,982,026	$1,982,026
	Common equity[(1)]	12,519,238	12,471,747	12,200,180	11,811,440	10,721,399
	Total Annaly stockholders' equity	14,055,807	14,008,316	14,182,206	13,793,466	12,703,425
	Non-controlling interests	11,788	13,480	12,466	4,137	4,105
	Total equity	$14,067,595	$14,021,796	$14,194,672	$13,797,603	$12,707,530
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	88	64	72	74	48
	Weighted average rate on repurchase agreements, for the quarter[(2)(3)]	0.26%	0.35%	0.44%	0.79%	1.78%
	Weighted average rate on repurchase agreements, at period-end[(3)]	0.20%	0.32%	0.42%	0.49%	1.23%
	Leverage at period-end	4.6x	5.1x	5.1x	5.5x	6.4x
	Economic leverage at period-end	6.1x	6.2x	6.2x	6.4x	6.8.x
	Capital ratio at period-end	13.7%	13.6%	13.6%	13.0%	12.3%
	Book value per common share	$8.95	$8.92	$8.70	$8.39	$7.50
	Total common shares outstanding	1,398,503	1,398,241	1,402,928	1,407,662	1,430,424
	Hedge ratio[(4)]	75%	61%	48%	40%	19%
	Weighted average pay rate on interest rate swaps, at period-end	0.80%	0.92%	0.91%	1.01%	1.63%
	Weighted average receive rate on interest rate swaps, at period-end	0.34%	0.37%	0.48%	0.75%	1.16%
	Weighted average net rate on interest rate swaps, at period-end	0.46%	0.55%	0.43%	0.26%	0.47%

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Summary Income Statement	Total interest income	$763,378	$527,344	$562,443	$584,812	$555,026
	Total interest expense	75,973	94,481	115,126	186,032	503,473
	Net interest income	$687,405	$432,863	$447,317	$398,780	$51,553
	Total economic interest expense *[1]	$155,720	$161,288	$177,655	$250,593	$517,453
	Economic net interest income *	$607,658	$366,056	$384,788	$334,219	$37,573
	Total interest income (excluding PAA) *	$548,808	$566,445	$596,322	$636,554	$845,748
	Economic net interest income (excluding PAA) *	$393,088	$405,157	$418,667	$385,961	$328,295
	GAAP net income (loss)	$1,751,134	$878,635	$1,015,548	$856,234	($3,640,189)
	GAAP net income (loss) available (related) to common stockholders [2]	$1,723,930	$841,707	$980,165	$820,693	($3,675,764)
	GAAP net income (loss) per average common share [2]	$1.23	$0.60	$0.70	$0.58	($2.57)
	Core earnings (excluding PAA) *	$439,519	$459,046	$482,323	$424,580	$330,218
	Core earnings (excluding PAA) available to common stockholders *[2]	$412,636	$423,537	$446,814	$389,071	$294,709
	Core earnings (excluding PAA) per average common share *[2]	$0.29	$0.30	$0.32	$0.27	$0.21
	PAA cost (benefit)	($214,570)	$39,101	$33,879	$51,742	$290,722

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Key GAAP Earnings Metrics	Dividends declared per common share	$0.22	$0.22	$0.22	$0.22	$0.25
	Total common and preferred dividends declared [(1)]	$335,229	$343,666	$344,684	$345,481	$393,328
	Annualized GAAP return (loss) on average equity	49.87%	24.91%	29.02%	25.84%	(102.17%)
	Annualized GAAP return (loss) on average equity per unit of economic leverage	8.18%	4.02%	4.68%	4.04%	(15.03%)
	Net interest margin	3.39%	2.14%	2.15%	1.89%	0.18%
	Average yield on interest earning assets	3.76%	2.61%	2.70%	2.77%	1.91%
	Average GAAP cost of interest bearing liabilities	0.42%	0.51%	0.60%	0.96%	1.86%
	Net interest spread	3.34%	2.10%	2.10%	1.81%	0.05%
Key Non-GAAP Earnings Metrics	Annualized core return on average equity (excluding PAA) *	12.53%	13.03%	13.79%	12.82%	9.27%
	Annualized core return on average equity per unit of economic leverage (excluding PAA) *	2.05%	2.10%	2.22%	2.00%	1.36%
	Net interest margin (excluding PAA) *	1.91%	1.98%	2.05%	1.88%	1.18%
	Average yield on interest earning assets (excluding PAA) *	2.71%	2.80%	2.86%	3.01%	2.91%
	Average economic cost of interest bearing liabilities *	0.87%	0.87%	0.93%	1.29%	1.91%
	Net interest spread (excluding PAA) *	1.84%	1.93%	1.93%	1.72%	1.00%

** Represents a non-GAAP financial measure.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

7

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. Economic Net Interest Income * ______________ * Represents a non-GAAP financial measure. Unaudited, dollars in thousands 8 Components of Economic Net Interest Income *   For the quarters ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Interest income:   Residential Securities $644,634 $411,394 $439,502 $457,684 $410,380   Residential mortgage loans 37,109 37,323 42,508 42,871 47,557   Commercial investment portfolio 81,601 78,555 80,324 84,208 95,676   Reverse repurchase agreements 34 72 109 49 1,413 Total interest income $763,378 $527,344 $562,443 $584,812 $555,026 Economic interest expense:   Repurchase agreements $42,585 $58,849 $75,386 $136,962 $434,021   Net interest component of interest rate swaps 79,747 66,807 62,529 64,561 13,980   Debt issued by securitization vehicles 26,276 29,235 32,491 38,757 42,119   Participations issued 597 78 — — —   Other 6,515 6,319 7,249 10,313 27,333 Total economic interest expense * $155,720 $161,288 $177,655 $250,593 $517,453 Economic net interest income * $607,658 $366,056 $384,788 $334,219 $37,573   PAA cost (benefit) (214,570) 39,101 33,879 51,742 290,722 Economic net interest income (excluding PAA) * $393,088 $405,157 $418,667 $385,961 $328,295

GAAP Net Income to Core Earnings (excluding PAA)* Reconciliation

Unaudited, dollars in thousands

Core Earnings (excluding PAA)* Reconciliation

	For the quarters ended				
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
GAAP net income (loss)	$1,751,134	$878,635	$1,015,548	$856,234	($3,640,189)
Net income (loss) attributable to noncontrolling interests	321	1,419	(126)	32	66
Net income (loss) attributable to Annaly	1,750,813	877,216	1,015,674	856,202	(3,640,255)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	—	(2,092)	427	1,521,732	397,561
Unrealized (gains) losses on interest rate swaps	(772,262)	(258,236)	(170,327)	(1,494,628)	2,827,723
Net (gains) losses on disposal of investments and other	65,786	(9,363)	(198,888)	(246,679)	(206,583)
Net (gains) losses on other derivatives and financial instruments	(476,868)	(209,647)	(169,316)	(170,916)	(206,426)
Net unrealized (gains) losses on instruments measured at fair value through earnings	(104,191)	(51,109)	(121,255)	(254,772)	730,160
Loan loss provision (1)	(144,870)	469	(21,818)	72,544	99,993
Business divestiture-related (gains) losses **	249,563	—	—	—	—
Other adjustments:					
Depreciation expense related to commercial real estate and amortization of intangibles (2)	7,324	11,097	11,363	8,714	7,934
Non-core (income) loss allocated to equity method investments (3)	(9,680)	28	(1,151)	4,218	19,398
Transaction expenses and non-recurring items (4)	695	172	2,801	1,075	7,245
Income tax effect of non-core income (loss) items	4,334	(10,984)	13,890	3,353	(23,862)
TBA dollar roll income and CMBX coupon income (5)	98,933	99,027	114,092	97,524	44,904
MSR amortization (6)	(15,488)	(26,633)	(27,048)	(25,529)	(18,296)
Plus:					
Premium amortization adjustment cost (benefit)	(214,570)	39,101	33,879	51,742	290,722
Core earnings (excluding PAA) *	439,519	459,046	482,323	424,580	330,218
Dividends on preferred stock	26,883	35,509	35,509	35,509	35,509
Core earnings (excluding PAA) attributable to common stockholders *	$412,636	$423,537	$446,814	$389,071	$294,709

** Represents a non-GAAP financial measure.*

*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

9

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Book Value Rollforward	Book value per common share, beginning of period	$8.92	$8.70	$8.39	$7.50	$9.66
	Net income (loss) available (related) to common stockholders	1.23	0.60	0.70	0.58	(2.57)
	Other comprehensive income (loss) attributable to common stockholders	(0.98)	(0.16)	(0.18)	0.51	0.69
	Common dividends declared	(0.22)	(0.22)	(0.22)	(0.22)	(0.25)
	Issuance / buyback of common stock / redemption of preferred stock	—	—	0.01	0.02	—
	Other adjustment [1]	—	—	—	—	(0.03)
	Book value per common share, end of period	$8.95	$8.92	$8.70	$8.39	$7.50
Net Interest Margin	Prior quarter net interest margin	2.14%	2.15%	1.89%	0.18%	1.49%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.09%)	(0.10%)	(0.17%)	0.03%	(0.04%)
	Net amortization of premiums	1.24%	0.01%	0.10%	0.83%	(1.58%)
	GAAP interest expense	0.10%	0.08%	0.33%	0.85%	0.31%
	Current quarter net interest margin	3.39%	2.14%	2.15%	1.89%	0.18%
Net Interest Spread	Prior quarter net interest spread	2.10%	2.10%	1.81%	0.05%	1.36%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.09%)	(0.10%)	(0.17%)	0.03%	(0.04%)
	Net amortization of premiums	1.24%	0.01%	0.10%	0.83%	(1.58%)
	GAAP interest expense	0.09%	0.09%	0.36%	0.90%	0.31%
	Current quarter net interest spread	3.34%	2.10%	2.10%	1.81%	0.05%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved.

10

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.98%	2.05%	1.88%	1.18%	1.41%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.09%)	(0.11%)	(0.20%)	(0.39%)	(0.14%)
	Net amortization of premiums (excluding PAA)	0.00%	0.04%	0.03%	0.18%	(0.26%)
	TBA dollar roll income and CMBX coupon income	(0.01%)	(0.05%)	0.06%	0.24%	0.03%
	Interest expense and net interest component of interest rate swaps	0.03%	0.05%	0.28%	0.67%	0.14%
	Current quarter net interest margin (excluding PAA) *	1.91%	1.98%	2.05%	1.88%	1.18%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.93%	1.93%	1.72%	1.00%	1.24%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.09%)	(0.10%)	(0.17%)	0.03%	(0.04%)
	Net amortization of premiums (excluding PAA)	(0.01%)	0.04%	0.02%	0.07%	(0.30%)
	Interest expense and net interest component of interest rate swaps	0.01%	0.06%	0.36%	0.62%	0.10%
	Current quarter net interest spread (excluding PAA) *	1.84%	1.93%	1.93%	1.72%	1.00%

** Represents a non-GAAP financial measure.*

ANNALY
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11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	24.91%	29.02%	25.84%	(102.17%)	31.20%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.35%)	(1.42%)	(2.71%)	(7.00%)	0.88%
	Net amortization of premiums and accretion of discounts	7.14%	0.30%	1.14%	9.08%	(13.00%)
	Interest expense and net interest component of interest rate swaps	0.14%	0.50%	2.49%	6.96%	0.30%
	Realized gains (losses) on termination or maturity of interest rate swaps	(0.06%)	0.07%	45.92%	(34.77%)	(11.04%)
	Unrealized gains (losses) on interest rate swaps	14.67%	2.46%	(40.24%)	124.48%	(99.56%)
	Realized and unrealized gains (losses) on investments and other derivatives	7.02%	(6.33%)	(6.31%)	29.20%	(8.12%)
	Business divestiture-related (losses) gains **	(7.11%)	0.00%	0.00%	0.00%	0.00%
	Loan loss provision	4.02%	(0.67%)	2.70%	0.71%	(2.60%)
	Other[1]	(0.51%)	0.98%	0.19%	(0.65%)	(0.23%)
	Current quarter annualized GAAP return (loss) on average equity	49.87%	24.91%	29.02%	25.84%	(102.17%)
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	13.03%	13.79%	12.82%	9.27%	10.56%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.35%)	(1.42%)	(2.71%)	(7.00%)	0.88%
	Net amortization of premiums (excluding PAA)	(0.08%)	0.45%	0.54%	2.48%	(2.68%)
	Interest expense and net interest component of interest rate swaps	0.14%	0.50%	2.49%	6.96%	0.30%
	TBA dollar roll income and CMBX coupon income	0.01%	(0.45%)	0.32%	1.68%	0.31%
	Other[2]	(0.22%)	0.16%	0.33%	(0.57%)	(0.10%)
	Current quarter core return on annualized average equity (excluding PAA) *	12.53%	13.03%	13.79%	12.82%	9.27%

** Represents a non-GAAP financial measure.*
*** Please refer to Divestiture of Commercial Real Estate Business in Important Notices on page 2.*
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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12

Residential & Other Investments Overview as of March 31, 2021

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$2,686,059	4.2%	2.96%	101.7%	106.0%	17.8%	$2,848,094
20 years	2,297,623	3.6%	3.14%	103.6%	106.5%	25.4%	2,447,016
>=30 years (2)	58,840,132	92.2%	3.59%	105.7%	108.8%	23.9%	64,012,393
Total/Weighted Avg.	$63,823,814	100.0%	3.55%	105.5%	108.6%	23.8%	$69,307,503

TBA Contracts							
Type	Notional Value	% (4)	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$2,503,000	11.1%	1.85%	$2,563,958			$2,550,576
30-year	19,993,000	88.9%	2.31%	20,476,053			20,243,316
Total/Weighted Avg.	$22,496,000	100.0%	2.26%	$23,040,011			$22,793,892

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$368,220	79.5%	2.44%	100.8%	105.9%	22.0%	$389,772
25 - 40 months	34,975	7.6%	2.50%	98.6%	104.0%	21.1%	36,362
41 - 60 months	59,772	12.9%	2.98%	101.1%	104.3%	45.1%	62,324
Total/Weighted Avg.	$462,967	100.0%	2.51%	100.6%	105.5%	25.2%	$488,458

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
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13

Residential & Other Investments Overview as of March 31, 2021 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% [1]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$947,605	32.5%	3.38%	15.7%	10.5%	26.5%	$99,177
Inverse interest-only	1,616,926	55.4%	5.99%	23.9%	19.2%	27.0%	310,987
Multifamily interest-only	$354,391	12.1%	1.04%	8.2%	8.2%	—%	$29,222
Total/Weighted Avg.	$2,918,922	100.0%	4.54%	19.3%	15.1%	26.8%	$439,386

Mortgage Servicing Rights							
Type	Unpaid Principal Balance		Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)		Estimated Fair Value
Total/Weighted Avg.	$13,032,347		3.86%	0.24%	58		$113,080

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$940,130	15.7%	3.18%	99.4%	99.0%		$930,983
Alt-A	72,234	1.0%	3.06%	76.3%	81.0%		58,498
Prime	174,335	3.0%	4.41%	93.8%	100.5%		175,230
Prime interest-only	146,141	0.1%	0.46%	1.0%	0.7%		959
Subprime	199,639	3.2%	2.00%	91.3%	94.4%		188,498
NPL/RPL	804,824	13.7%	3.67%	99.9%	100.6%		809,404
Prime jumbo	44,309	0.7%	3.87%	88.6%	97.8%		43,349
Prime jumbo interest-only	228,483	—%	0.37%	2.5%	0.5%		1,166
Residential mortgage loans	3,557,855	62.6%	4.85%	101.0%	104.0%		3,699,672
Total/Weighted Avg.	$6,167,950	100.0%	4.29%				$5,907,759

Other Credit Products							
Type	Net Notional		Range of Ratings	Net Weighted Avg Coupon			Implied Market Value
CMBX [3]	$499,000		AAA to A	1.2%			$500,539
Type	Current Face / Notional Value		Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Multifamily CRT	$4,000		3.86%	97.2%	103.0%		$4,121

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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14

Residential Credit Investments Detail as of March 31, 2021 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Agency Credit Risk Transfer	$902,239	$—	$902,239	3.14%	2.05%	5.60%	46.47%
Private Label Credit Risk Transfer	28,744	—	28,744	4.31%	0.82%	0.71%	22.18%
Alt-A	58,498	24,388	34,110	3.06%	9.23%	19.92%	16.01%
Prime	175,230	11,428	163,802	4.41%	8.25%	7.86%	33.80%
Prime Interest-only	959	959	—	0.46%	—%	4.99%	55.99%
Subprime	188,498	88,555	99,943	2.00%	18.80%	14.14%	13.16%
Re-Performing Loan Securitizations	588,694	232,281	356,413	4.15%	28.36%	24.52%	8.64%
Non-Performing Loan Securitizations	220,710	220,710	—	2.39%	26.97%	68.94%	10.39%
Prime Jumbo	43,349	—	43,349	3.87%	4.04%	5.02%	52.79%
Prime Jumbo Interest-only	1,166	1,166	—	0.37%	—%	5.74%	54.79%
Total (2)	$2,208,087	$579,487	$1,628,600	3.35%	13.62%	18.11%	30.63%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$902,239	$—	$84	$902,071	$84
Private Label Credit Risk Transfer	28,744	—	—	28,744	—
Alt-A	58,498	7,232	38,875	12,391	—
Prime	175,230	38,738	131,711	4,781	—
Prime Interest-only	959	—	—	—	959
Subprime	188,498	7,349	78,359	102,574	216
Re-Performing Loan Securitizations	588,694	—	588,694	—	—
Non-Performing Loan Securitizations	220,710	—	220,710	—	—
Prime Jumbo	43,349	—	43,349	—	—
Prime Jumbo Interest-only	1,166	—	—	—	1,166
Total	$2,208,087	$53,319	$1,101,782	$1,050,561	$2,425

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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15

Middle Market Lending Overview as of March 31, 2021

Unaudited, dollars in thousands

Industry Dispersion	
Industry	Total [1]
Computer Programming, Data Processing & Other Computer Related Services	375,103
Management and Public Relations Services	291,581
Industrial Inorganic Chemicals	156,782
Public Warehousing and Storage	120,473
Metal Cans & Shipping Containers	115,907
Offices and Clinics of Doctors of Medicine	74,481
Surgical, Medical, and Dental Instruments and Supplies	82,831
Electronic Components & Accessories	78,257
Engineering, Architectural, and Surveying	77,156
Miscellaneous Health and Allied Services, not elsewhere classified	70,295
Insurance Agents, Brokers and Services	65,624
Research, Development and Testing Services	62,218
Miscellaneous Food Preparations	59,009
Telephone Communications	58,694
Miscellaneous Equipment Rental and Leasing	49,641
Electric Work	40,390
Petroleum and Petroleum Products	33,836
Medical and Dental Laboratories	30,763
Schools and Educational Services, not elsewhere classified	29,183
Home Health Care Services	28,669
Metal Forgings and Stampings	27,689
Legal Services	26,358
Grocery Stores	22,906
Coating, Engraving and Allied Services	19,500
Chemicals & Allied Products	14,667
Miscellaneous Business Services	14,996
Drugs	12,622
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	12,917
Machinery, Equipment, and Supplies	11,839
Offices and Clinics of Other Health Practitioners	10,088
Total	$2,074,475

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$168,690	8.1%
$20 - $40 million	416,521	20.1%
$40 - $60 million	436,873	21.1%
Greater than $60 million	1,052,391	50.7%
Total	$2,074,475	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$—	—%
One to three years	407,328	19.7%
Three to five years	813,692	39.2%
Greater than five years	853,455	41.1%
Total	$2,074,475	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,431,882	69.0%
Second lien loans	642,593	31.0%
Total	$2,074,475	100.0%

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
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16

Hedging and Liabilities as of March 31, 2021

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity		Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity (3)
0 to 3 years	$	31,167,000	0.24 %	0.06 %	1.80
> 3 to 6 years		3,100,000	0.13 %	0.06 %	4.13
> 6 to 10 years		4,065,500	1.27 %	0.65 %	7.77
Greater than 10 years		1,484,000	3.06 %	0.33 %	20.27
Total / Weighted Avg.	$	39,816,500	0.80 %	0.34 %	3.28

Interest Rate Swaptions

Type		Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$	6,050,000	1.27 %	3M LIBOR	10.27	4.04
Long Receive	$	1,000,000	1.45 %	3M LIBOR	10.95	11.43

Futures Positions

Type		Long Contracts		Short Contracts		Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 5 year	$	—	$	(3,425,000)	$	(3,425,000)	4.42
U.S. Treasury Futures - 10 year & Greater	$	—	$	(15,213,500)	$	(15,213,500)	7.48
Total / Weighted Avg.	$	—	$	(18,638,500)	$	(18,638,500)	6.92

Repurchase Agreements and Other Secured Financing

Maturity		Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$	24,214,724	0.15 %
30 to 59 days		7,360,534	0.20 %
60 to 89 days		9,486,905	0.31 %
90 to 119 days		3,781,467	0.24 %
Over 120 days (4)		17,281,452	0.32 %
Total / Weighted Avg.	$	62,125,082	0.23 %

Total Indebtedness

		Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity (5)
Repurchase agreements	$	61,202,477	0.20 %	0.26 %	88
Other secured financing		922,605	2.17 %	2.80 %	1,304
Debt issued by securitization vehicles		2,976,696	2.16 %	1.90 %	11,764
Participations issued		173,936	3.69 %	2.60 %	11,330
Total indebtedness	$	65,275,714			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

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17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2021 and December 31, 2020
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of March 31, 2021		As of December 31, 2020	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Market Value[2]	Estimated Change as a % of NAV[2][3]
(75)	—%	0.2%	(0.2%)	(1.3%)
(50)	0.1%	0.8%	—%	(0.2%)
(25)	0.2%	1.1%	0.1%	0.7%
25	(0.2%)	(1.3%)	(0.1%)	(0.5%)
50	(0.6%)	(3.5%)	(0.2%)	(1.3%)
75	(1.1%)	(6.5%)	(0.4%)	(2.7%)

MBS Spread Sensitivity [1]

	As of March 31, 2021		As of December 31, 2020	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.8%	10.5%	1.5%	9.0%
(15)	1.1%	6.3%	0.9%	5.4%
(5)	0.4%	2.1%	0.3%	1.8%
5	(0.4%)	(2.1%)	(0.3%)	(1.8%)
15	(1.1%)	(6.2%)	(0.9%)	(5.3%)
25	(1.8%)	(10.2%)	(1.5%)	(8.9%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
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18

Appendix

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 20 Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings (excluding PAA) for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, is provided on page 9 of this financial summary. Core earnings (excluding PAA), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation expense related to commercial real estate and amortization of intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities ("PAA").

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Premium Amortization Reconciliation					
Premium amortization expense	($11,891)	$239,118	$248,718	$270,688	$616,937
Less:					
PAA cost (benefit)	(214,570)	39,101	33,879	51,742	290,722
Premium amortization expense (excluding PAA)	$202,679	$200,017	$214,839	$218,946	$326,215
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$763,378	$527,344	$562,443	$584,812	$555,026
PAA cost (benefit)	(214,570)	39,101	33,879	51,742	290,722
Interest income (excluding PAA) *	$548,808	$566,445	$596,322	$636,554	$845,748
Economic Interest Expense Reconciliation					
GAAP interest expense	$75,973	$94,481	$115,126	$186,032	$503,473
Add:					
Net interest component of interest rate swaps	79,747	66,807	62,529	64,561	13,980
Economic interest expense *	$155,720	$161,288	$177,655	$250,593	$517,453
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$548,808	$566,445	$596,322	$636,554	$845,748
Less:					
Economic interest expense *	155,720	161,288	177,655	250,593	517,453
Economic net interest income (excluding PAA) *	$393,088	$405,157	$418,667	$385,961	$328,295

** Represents a non-GAAP financial measure.*

ANNALY

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21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Economic Metrics (excluding PAA)					
Average interest earning assets	$81,121,340	$80,973,433	$83,286,119	$84,471,839	$116,063,895
Interest income (excluding PAA) *	$548,808	$566,445	$596,322	$636,554	$845,748
Average yield on interest earning assets (excluding PAA) *	2.71%	2.80%	2.86%	3.01%	2.91%
Average interest bearing liabilities	$72,002,031	$72,233,239	$74,901,128	$76,712,894	$107,029,466
Economic interest expense *	155,720	161,288	177,655	250,593	517,453
Average economic cost of interest bearing liabilities *	0.87%	0.87%	0.93%	1.29%	1.91%
Economic net interest income (excluding PAA)*	$393,088	$405,157	$418,667	$385,961	$328,295
Net interest spread (excluding PAA) *	1.84%	1.93%	1.93%	1.72%	1.00%

Interest income (excluding PAA) *	$548,808	$566,445	$596,322	$636,554	$845,748
TBA dollar roll income and CMBX coupon income	98,933	99,027	114,092	97,524	44,904
Interest expense	(75,973)	(94,481)	(115,126)	(186,032)	(503,473)
Net interest component of interest rate swaps	(79,747)	(66,807)	(62,529)	(64,561)	(13,980)
Subtotal	$492,021	$504,184	$532,759	$483,485	$373,199
Average interest earning assets	$81,121,340	$80,973,433	$83,286,119	$84,471,839	$116,063,895
Average TBA contract and CMBX balances	21,865,969	20,744,672	20,429,935	18,628,343	9,965,142
Subtotal	$102,987,309	$101,718,105	$103,716,054	$103,100,182	$126,029,037
Net interest margin (excluding PAA) *	1.91%	1.98%	2.05%	1.88%	1.18%

** Represents a non-GAAP financial measure.*

ANNALY
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© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 23 Endnotes Page 3 (1) Net of dividends on preferred stock. (2) Debt consists of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and mortgages payable. Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued and mortgages payable are non-recourse to the Company. (3) Computed as the sum of recourse debt, cost basis of to be announced ("TBA") derivatives and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Certain credit facilities (included within other secured financing), debt issued by securitization vehicles, participations issued and mortgages payable are non-recourse to the Company and are excluded from this measure. (4) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of debt issued by securitization vehicles). (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of  GAAP interest expense and the net interest component of interest rate swaps. (8) The quarters ended March 31, 2021 and December  31, 2020 include costs incurred in connection with securitizations of residential whole loans. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 0.26%, 0.35%, 0.44%, 0.79% and 1.77% for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively and the period-end rate was unchanged for each period. Page 5 (continued) (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Includes GAAP interest expense and the net interest component of interest rate swaps. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. Page 9 (1) Includes a $5.3 million and $1.0 million reversal of loss provision on the Company’s unfunded loan commitments for the quarters ended March 31, 2021 and December 31, 2020, respectively and $0.2 million, $3.8 million and $0.7 million loss provision on the Company’s unfunded loan commitments for the quarters ended September 30, 2020, June 30, 2020 and March 31, 2020, respectively, which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive Income (Loss). (2) Amount includes depreciation and amortization expense related to equity method investments. (3) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). (4) The quarters ended March 31, 2021, December 31, 2020 and September 30, 2020 include costs incurred in connection with securitizations of residential whole loans. The quarter ended June 30, 2020 includes costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. The quarter ended March 31, 2020 includes costs incurred in connection with securitizations of Agency mortgage- backed securities and residential whole loans as well as costs incurred in connection with the Internalization and costs incurred in connection with the CEO search process. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.5 million $1.5 million, $1.5 million, $1.6 million and $1.2 million for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020, and March 31, 2020. (6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

© Copyright 2021 Annaly Capital Management, Inc. All rights reserved. 24 Endnotes (continued) Page 10 (1) Represents the opening adjustment to retained earnings upon adoption of Accounting Standards Update 2016-13 Financial instruments - Credit losses (Topic 326): Measurement of credit losses on financial instruments, commonly referred to as CECL. Page 12 (1) Includes other income (loss), general and administrative expenses and income taxes. (2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net unrealized gains (losses) on instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-core income tax). Page 13 (1) Includes Agency-backed multifamily securities with an estimated fair value of $1.6 billion ($0.6 billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $142.9 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Weighted by current notional value. (2) Weighted by estimated fair value. (3) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on other derivatives. Page 15 (1) Excludes residential mortgage loans. (2) Total investment characteristics exclude interest-only securities. Page 16 (1) All Middle Market Lending positions are floating rate. Page 17 (1) Current notional is presented net of receiver swaps. (2) As of March 31, 2021, 8%, 62% and 30% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 18 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity.